UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

January 5, 2006 (December 31, 2005)

MQ ASSOCIATES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	333-101399	52-2148018
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

4300 North Point Parkway

Alpharetta, Georgia 30022

(Address of Principal Executive Office, including Zip Code)

(770) 300-0101

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions :

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of Directors or Principal Officers; Elections of Directors; Appointment of Principal Officers.

MQ Associates, Inc. (“MedQuest”) has received written notice that Dr. Mitchell Blutt has resigned as a director of MedQuest and any of its affiliates effective December 31, 2005.  Pursuant to the Stockholders’ Agreement dated as of August 15, 2002, as amended, among MedQuest and the stockholders signatory thereto (the “Stockholders’ Agreement”), Dr. Blutt had been serving since 2002 as one of MQ Investment Holdings, LLC’s (“MQ Investment”) designees to the MedQuest Board of Directors.  MQ Investment is an affiliate of J.P. Morgan Partners, LLC and, effective December 31, 2005, Dr. Blutt completed his advisory role with J.P. Morgan Partners.  Dr. Blutt did not have any disagreements with MedQuest relating to MedQuest’s operations, policies or practices.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MQ ASSOCIATES, INC.

Dated: January 5, 2006

	By:	/s/ C. Christian Winkle
Name: C. Christian Winkle
Title: Chief Executive Officer